UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 29, 2011
(September 23, 2011)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note. This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by PNM Resources, Inc. (“PNMR”) on September 23, 2011, which reported, among other things, the reduction in PNMR's ownership in Optim Energy, LLC ("Optim Energy") pursuant to a Contribution and Restructuring Agreement dated September 23, 2011. The Original Form 8-K dated September 23, 2011 is being amended to include the pro forma financial information reflecting the reduction in PNMR's ownership in Optim Energy. No other matters are being reported and this Form 8-K/A does not otherwise make any changes to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information

The Unaudited Pro Forma Condensed Consolidated Statements of Earnings of PNMR for the six months ended June 30, 2011 and the year ended December 31, 2010, which give effect to the reduction in PNMR's ownership in Optim Energy, are attached as Exhibit 99.1.

(d) Exhibits

Exhibit Number	Description

99.1	The Unaudited Pro Forma Condensed Consolidated Statements of Earnings of PNMR for the six months ended June 30, 2011 and the year ended December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: September 29, 2011	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)